Exhibit 10.18

AMENDMENT NUMBER 1 TO GUARANTY AGREEMENT

THIS AMENDMENT NUMBER 1 TO GUARANTY AGREEMENT, dated as of November 15, 2010 (this “Amendment”) is entered into by TWO HARBORS INVESTMENT CORP., a Delaware limited liability company (“Guarantor”). Capitalized terms used and not otherwise defined herein are used as defined in the Guaranty Agreement (as defined below).

WHEREAS, Guarantor entered into that certain Guaranty Agreement in favor Wells Fargo Bank, N.A. (“Buyer”), dated as of August 4, 2010 (as amended, supplemented, restated or otherwise modified to the date hereof, the “Guaranty Agreement”); and

WHEREAS, the Guarantor, with the consent of Buyer, desires to amend the Guaranty Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.    Amendments. Effective as of the Effective Date (as defined below), the Guaranty Agreement is hereby amended as follows:

1.1    Section 1(e) of the Guaranty Agreement is hereby amended and restated in its entirety as follows:
“(e)    “Liquidity”: With respect to Guarantor and any date, the aggregate amount of unrestricted cash or cash equivalents held by Guarantor (including cash held in the Collection Account net of amounts payable under clauses first through fourth of Section 5.02 of the Master Repurchase Agreement on the next following Remittance Date); provided that Guarantor may elect to designate that an amount equal to the Margin Credit that is outstanding as of any date be included in the calculation of Liquidity of Guarantor.”
SECTION 2.    Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

2.1    Amendment. Buyer shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of each party hereto.

2.2    Repurchase Agreement Amendment. Amendment Number 1 to the Repurchase Agreement, dated as of the date hereof, shall have become effective according to its terms.

2.3    Other Information. Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as Buyer may reasonably request.

SECTION 3.    Miscellaneous.

3.1    References in Guaranty Agreement. Upon the effectiveness of this Amendment, each reference in the Guaranty Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Guaranty Agreement as amended hereby, and each reference to the Guaranty Agreement in any other Repurchase Documents or any other document, instrument or agreement, executed and/or delivered in connection with any Repurchase Documents shall mean and be a reference to the Guaranty Agreement as amended hereby.

3.2    Effect on Guaranty Agreement. Except as specifically amended hereby, the Guaranty Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Guaranty Agreement, but shall constitute an amendment thereof.

3.3    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Guaranty Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

3.4    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

3.5    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

3.6    Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

3.7    Amendments. This Amendment may not be amended or otherwise modified except as provided in the Guaranty Agreement.

3.8    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

TWO HARBORS INVESTMENT CORP.

By: /s/ Jeff Stolt
Name: Jeff Stolt
Title: Chief Financial Officer

Solely for purposes of Section 17 of the Guaranty Agreement, consented to by:
WELLS FARGO BANK, N.A.

By: /s/ Andrew W. Riebe
Name: Andrew W. Riebe
Title: Director